Income Taxes - Components of net deferred taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Net operating loss carryforwards	$ 53,984	$ 9,027
R&D tax credit	837	837
Deferred R&D expenses	32,729	11,123
Accrued expenses	1,903	783
Share-based compensation	978	104
Other	424	337
Total deferred tax assets	90,855	22,211
Valuation allowance	(90,855)	(22,211)
Deferred tax assets, net of valuation allowance	$ 0	$ 0